Exhibit 99.1

LeMaitre Vascular Announces Preliminary Q3 2018 Results

BURLINGTON, MA, October 4, 2018 - LeMaitre Vascular, Inc. (Nasdaq:LMAT), a provider of vascular devices, implants and services, announced today Q3 2018 preliminary unaudited results, provided Q4 2018 and updated full year 2018 guidance, and announced a $0.07/share dividend.

Q3 2018 Preliminary Results

•	Sales of $24.2mm vs. $24.8mm in Q3 2017 (-3% reported, +1% organic)

•	Gross margin of 71.4% vs. 70.8%

•	Operating income of $4.6mm vs. $5.1mm, (-9%)

•	Operating margin of 19% versus 20%

•	Net income of $4.3mm vs. $5.0mm, (-14%)

•	Earnings of $0.21 per diluted share vs. $0.25, (-15%)

•	EBITDA of $5.5mm vs. $6.0mm, (-8%)

•	XenoSure sales of $5.7mm vs. $5.4mm (+6% reported, +7% organic)

On an organic basis, sales in the Americas were up 2% in Q3 2018 vs. Q3 2017, flat in Europe and down 5% in Asia-Pac Rim. Product growth in the quarter was driven by XenoSure and carotid shunts. The decline in reported sales was due in part to the April 2018 divestiture of the Reddick general surgery product lines, as well as other factors described below.

Operating expenses increased 1% in Q3 2018 to $12.6mm. At quarter’s end the Company employed 106 sales reps, a 19% increase vs. 89 at September 30, 2017. The Company recently hired a Vice President of Asia-Pac Rim, opened an Asia-Pac Rim sales office in Singapore and received Australian XenoSure approval.

Cash on hand at September 30, 2018 was $45.6mm, up $3.7mm from June 30, 2018 excluding the $11.0mm acquisition payment for Applied Medical’s clot management business.

George W. LeMaitre, Chairman and CEO said, “Q3 was a frustrating and humbling quarter, and my often-stated 10/20 aspiration for our business is now incongruous with our 2018 results. As a 16% shareholder, I know we need to do much better. We owe our shareholders higher organic sales growth and growing profits.”

Acquisition of Clot Management Business from Applied Medical

On September 20, 2018, the Company acquired the clot management business of Applied Medical for $14.2mm; $11.0mm was paid at closing and $3.2mm will be paid in two post-closing installments. The acquired business includes Syntel embolectomy and thrombectomy catheters, Python over-the-wire embolectomy catheters, Latis graft cleaning catheters and irrigation catheters. Sales of the acquired business during the latest 12-month period were $3.4mm.

The Company expects the acquired business to add $0.5mm to $0.6mm in Q4 2018 sales and to have no impact on Q4 2018 operating income due to short-term channel transition costs. Following the acquisition, the Company believes it is now the second largest provider of embolectomy catheters worldwide. The acquired catheters feature latex-free balloons, complementing LeMaitre’s latex balloon catheters.

Quarterly Dividend

On October 4, 2018, the Company’s Board of Directors approved a quarterly dividend of $0.07/share of common stock. The dividend will be paid December 6, 2018 to shareholders of record on November 20, 2018.

Q3 2018 Results Versus Prior Guidance

The following items contributed to the $1.8mm difference between the Company’s Q3 2018 preliminary sales results and the midpoint of the Company’s July 26, 2018 guidance:

Item	Actual Sales Versus Expected	Comment
Allografts	($0.7mm)	WW allograft sales were down 5% in Q3 following record sales in Q2. The Company lost some inherited customers in its transition to a direct-to-hospital model from agents/distributors; tissue supply also constrained sales.
Valvulotomes	($0.5mm)	WW valvulotome sales were down 3% in Q3 following record sales in Q2. Q3 sales were weak in direct European markets.
Export	($0.4mm)	WW export sales to distributors were down 36% in Q3. Weakening currencies, economies and/or ordering patterns resulted in reduced orders from Turkey, Korea, Saudi Arabia, Russia, Greece, etc.
China Product Return	($0.1mm)	Rationalizing China distribution channel
Hurricane Florence	($0.1mm)	—
Stronger USD Since Guidance	($0.1mm)	—

Q4 2018 and 2018 Business Outlook

	Previous Guidance (7/26/2018)	Current Guidance
Q4 2018 Sales	NA	$25.6mm - $26.4mm (Midpoint: -1% reported, +1% organic)
Q4 2018 Gross Margin	NA	70.3%
Q4 2018 Operating Income	NA	$4.8mm - $5.4mm (Midpoint: -20%)
Q4 2018 Earnings Per Share	NA	$0.18 - $0.20 (Midpoint: -12%)
2018 Sales	$105.3mm - $107.9mm (Midpoint: +6% reported, +7% organic)	$102.8mm - $103.6mm (Midpoint: +2% reported, +3% organic)
2018 Gross Margin	71.3%	70.7%
2018 Operating Income	$27.6mm - $29.4mm (Midpoint: +35%)	$25.8mm - $26.4mm (Midpoint: +24%)
2018 Earnings Per Share	$1.04 - $1.11 (Midpoint: +25%)	$1.01 - $1.03 (Midpoint: +19%)

Conference Call

Management will conduct a conference call tomorrow, October 5, 2018 at 8:00am ET to review the Company’s financial results and discuss its business outlook for the remainder of the year. The conference call will be broadcast live over the Internet. Individuals who are interested in listening to the webcast should log on to the Company’s website at www.lemaitre.com/investor. The conference call may also be accessed by dialing 844-239-5284 (+1 512-961-6497) for international callers), using passcode 8692409. For individuals unable to join the live conference call, a replay will be available on the Company’s website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre Vascular

LeMaitre Vascular is a provider of devices, implants and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre and the LeMaitre Vascular logo are registered trademarks of LeMaitre Vascular, Inc. This press release contains other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre Vascular management believes that in order to better understand the Company’s short-term and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events as well as EBITDA or earnings before interest, taxes, depreciation and amortization. The Company refers to the calculation of non-GAAP sales percentages as “organic.” The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions, divestitures and other non-recurring events, and EBITDA to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, product discontinuations, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. The Company believes that evaluating EBITDA provides an approximation of the cash generating ability of its operations.

Forward-Looking Statements

The Company’s current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Specifically, forward-looking statements in this release include, but are not limited to, statements about the Company’s expectations regarding Q4 2018 and 2018 sales, gross margin, operating income and earnings per share as well as the potential contributions of the acquired clot management business. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the risk of significant fluctuations in our quarterly and annual results due to numerous factors; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; the risk that assumptions about the market for the Company’s products and the productivity of the Company’s direct sales force and distributors may not be correct; risks related to the integration of acquisition targets; risks related to product demand and market acceptance of the Company’s products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories; and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT: J.J. Pellegrino, CFO

LeMaitre Vascular

781-425-1691

jjpellegrino@lemaitre.com

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	September 30, 2018	December 31, 2017
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$20,104	$19,096
Short-term marketable securities	25,523	22,564
Accounts receivable, net	13,015	15,000
Inventory and other deferred costs	23,876	21,046
Prepaid expenses and other current assets	4,293	2,605

Total current assets	86,811	80,311

Property and equipment, net	12,197	12,378
Goodwill	31,544	23,844
Other intangibles, net	12,248	8,234
Deferred tax assets	1,336	1,378
Other assets	191	178

Total assets	$144,327	$126,323

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,627	$1,543
Accrued expenses	11,006	9,770
Acquisition-related obligations	3,121	1,876

Total current liabilities	15,754	13,189

Deferred tax liabilities	2,174	2,176
Other long-term liabilities	1,052	1,188

Total liabilities	18,980	16,553

Stockholders’ equity
Common stock	211	207
Additional paid-in capital	97,727	93,127
Retained earnings	41,178	28,333
Accumulated other comprehensive loss	(3,482)	(2,289)
Treasury stock	(10,287)	(9,608)

Total stockholders’ equity	125,347	109,770

Total liabilities and stockholders’ equity	$144,327	$126,323

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net sales	$24,165	$24,822	$77,179	$74,714
Cost of sales	6,910	7,245	22,458	22,269

Gross profit	17,255	17,577	54,721	52,445

Operating expenses:
Sales and marketing	6,622	6,201	20,504	19,754
General and administrative	3,983	4,562	13,227	12,857
Research and development	2,037	1,761	5,850	5,053
Gain on divestiture	—	—	(5,876)	—

Total operating expenses	12,642	12,524	33,705	37,664

Income from operations	4,613	5,053	21,016	14,781
Other income:
Other income (loss), net	117	20	177	(3)

Income before income taxes	4,730	5,073	21,193	14,778
Provision for income taxes	416	31	4,275	1,885

Net income	$4,314	$5,042	$16,918	$12,893

Earnings per share of common stock
Basic	$0.22	$0.26	$0.87	$0.68

Diluted	$0.21	$0.25	$0.84	$0.65

Weighted-average shares outstanding:
Basic	19,503	19,124	19,369	18,859

Diluted	20,293	20,147	20,258	19,970

Cash dividends declared per common share	$0.070	$0.055	$0.210	$0.165

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

SELECTED NET SALES INFORMATION

(amounts in thousands)

(unaudited)

	For the three months ended				For the nine months ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$14,943	62%	$15,439	62%	$46,885	61%	$46,508	62%
Europe/Middle East/Africa	7,856	32%	7,926	32%	25,685	33%	23,660	32%
Asia/Pacific Rim	1,366	6%	1,457	6%	4,609	6%	4,546	6%

Total Net Sales	$24,165	100%	$24,822	100%	$77,179	100%	$74,714	100%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended September 30, 2018
Net sales as reported	$24,165
Impact of currency exchange rate fluctuations	134
Net impact of acquisitions excluding currency	(34)

Adjusted net sales		$24,265
For the three months ended September 30, 2017
Net sales as reported	$24,822
Net impact of divestitures excluding currency	(830)

Adjusted net sales		$23,992

Adjusted net sales increase for the three months ended September 30, 2018		$273	1%

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended December 31, 2018
Net sales per guidance	$26,000
Impact of currency exchange rate fluctuations	184
Net impact of acquisitions excluding currency	(500)

Adjusted net sales		$25,684
For the three months ended December 31, 2017
Net sales as reported	$26,153
Net impact of divestitures excluding currency	(810)

Adjusted net sales		$25,343

Adjusted net sales increase for the three months ended December 31, 2018		$341	1%

Reconciliation between GAAP and Non-GAAP sales growth:
For the year ended December 31, 2018
Net sales per guidance	$103,179
Impact of currency exchange rate fluctuations	(1,587)
Net impact of acquisitions excluding currency	(534)

Adjusted net sales		$101,058
For the year ended December 31, 2017
Net sales as reported	$100,867
Net impact of divestitures excluding currency	(2,447)

Adjusted net sales		$98,420

Adjusted net sales increase for the year ended December 31, 2018		$2,638	3%

Reconciliation between GAAP and Non-GAAP sales growth of Xenosure:
For the three months ending September 30, 2018
XenoSure net sales as reported	$5,706
Impact of currency exchange rate fluctuations	29

Adjusted XenoSure net sales		$5,735
For the three months ending September 30, 2017
XenoSure net sales as reported		$5,376

Adjusted net sales increase for the three months ending September 30, 2018		$359	7%

	Americas	Europe	Asia-Pacific Rim
Reconciliation between GAAP and Non-GAAP sales growth by geography:
For the three months ending September 30, 2018
Net sales by geography as reported	$14,943	$7,856	$1,366
Impact of currency exchange rate fluctuations	39	76	19
Net impact of acquisitions excluding currency	(34)	—	—

Adjusted net sales by geography	$14,948	$7,932	$1,385
For the three months ending September 30, 2017
Net sales by geography as reported	15,439	7,926	1,457
Net impact of divestitures excluding currency	(807)	(19)	(4)

Adjusted net sales by geography	14,632	7,907	1,453
Adjusted net sales increase for the three months ending September 30, 2018	$316	$25	$(68)

Percentage increase (decrease)	2%	0%	-5%

	For the three months ended		For the nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Reconciliation between GAAP and Non-GAAP EBITDA
Net income as reported	$4,314	$5,042	$16,918	$12,893
Interest (income) expense, net	(192)	(48)	(452)	(100)
Amortization and depreciation expense	1,006	1,004	3,108	2,966
Provision for income taxes	416	31	4,275	1,885

EBITDA	$5,544	$6,029	$23,849	$17,644

EBITDA percentage increase (decrease)		(8%)		35%